UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2009 (May 8, 2009)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   On May 8, 2009, the shareholders of Alcoa Inc. (the “Company”) approved the 2009 Alcoa Stock Incentive Plan (the “2009 Plan”) at the Company’s annual meeting of shareholders. A summary of the 2009 Plan is set forth under the heading “Item 3 – Proposal to Approve 2009 Alcoa Stock Incentive Plan” in the Company’s definitive proxy statement for the 2009 annual meeting of shareholders filed with the Securities and Exchange Commission on March 16, 2009 (the “Definitive Proxy Statement”) and is incorporated herein by reference. The summary of the 2009 Plan is qualified in its entirety by reference to the full text of the 2009 Plan which was attached as Attachment C to the Definitive Proxy Statement and is incorporated herein by reference.

Forms of award agreements to be used in connection with awards of stock options and restricted share units under the 2009 Plan are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

10.1	2009 Alcoa Stock Incentive Plan (incorporated by reference to Attachment C to the Company’s Definitive Proxy Statement on Form DEF 14A filed March 16, 2009).

10.2	Form of Award Agreement for Stock Options, effective May 8, 2009.

10.3	Form of Award Agreement for Restricted Share Units, effective May 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ J. Michael Schell
Name:	J. Michael Schell
Title:	Executive Vice President – Business Development and Law

Date: May 13, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	2009 Alcoa Stock Incentive Plan (incorporated by reference to Attachment C to the Company’s Definitive Proxy Statement on Form DEF 14A filed March 16, 2009).

10.2	Form of Award Agreement for Stock Options under 2009 Alcoa Stock Incentive Plan, effective May 8, 2009.

10.3	Form of Award Agreement for Restricted Share Units under 2009 Alcoa Stock Incentive Plan, effective May 8, 2009.

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